[LOGO OMITTED]
                                 FLAG INVESTORS
                 INVESTING WITH A DIFFERENCE(REGISTRATION MARK)

                                  INTERNATIONAL
                                   EQUITY FUND

                                  Annual Report
                                October 31, 2000

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FLAG INVESTORS INTERNATIONAL EQUITY FUND
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TABLE OF CONTENTS

              REPORT HIGHLIGHTS ...................................  1
              LETTER TO SHAREHOLDERS ..............................  2
              PERFORMANCE ......................................... 11

              FLAG INVESTORS INTERNATIONAL EQUITY FUND
                 Statement of Assets and Liabilities .............. 18
                 Statement of Operations .......................... 19
                 Statements of Changes in Net Assets .............. 20
                 Financial Highlights ............................. 22
                 Notes to Financial Statements .................... 27
                 Report of Independent Accountants ................ 34
                 Tax Information .................................. 35
                 Shareholder Meeting .............................. 36

              INTERNATIONAL EQUITY PORTFOLIO
                Schedule of Investments ........................... 37
                Statement of Assets and Liabilities ............... 46
                Statement of Operations ........................... 47
                Statements of Changes in Net Assets ............... 48
                Financial Highlights .............................. 50
                Notes to Financial Statements ..................... 52
                Report of Independent Accountants ................. 58

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REPORT HIGHLIGHTS
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o The Fund's Class A Shares produced a total return of -24.34%  (excluding sales charges) for the twelve months ended October 31, 2000, underperforming the Morgan Stanley Capital International ("MSCI") EAFE Index return of -2.90% for the same time period.

o Most world equity markets achieved new highs during the closing weeks of 1999, as Y2K fears abated. However, lingering concerns that stock valuations had become stretched while economic fundamentals were weakening led investors to flee European, Japanese, Asian and emerging equities markets during much of 2000. A series of interest rate increases in the US and Europe, as well as Japan's first rate hike in a decade, further clouded investor sentiment.

o The Fund experienced two major changes during the twelve month period. First, as indicated in previous shareholder reports, the Deutsche Asset Management portfolio management team assumed responsibility for this Fund on February 29, 2000, and began changing the structure of the portfolio at that time. Second, just as the team completed the process of restructuring the portfolio, the EAFE markets were hit by extreme volatility. For the six months ended October 31, 2000, the MSCI EAFE Index was down 9.01%.

o Overall, we believe that recent international market weakness can be attributed to short-term influences rather than fundamental economic or political crises seen in previous years. We remain constructive on the overseas markets over the long term, as demographics and public policy are favorable for continued and expanding equity ownership by investors throughout the world. Based on management activity since the end of February, we believe the Fund's portfolio is currently well-positioned to benefit from this positive outlook.

                                                                               1
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LETTER TO SHAREHOLDERS
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Dear Shareholder:

     We are pleased to present you with this annual report for the Flag Investors International Equity Fund (formerly the Flag Investors International Fund; the "Fund"). It provides a detailed review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

FUND PERFORMANCE
     For the fiscal year, the International Equity Fund underperformed its benchmark. The Fund's Class A shares produced a return of -24.34% (excluding sales charges) for the twelve months ended October 31, 2000, as compared to -2.90% for the MSCI EAFE Index. The Fund's Class B and Class C shares have an inception date of February 29, 2000 and the Fund's Institutional Shares have an inception date of July 31, 2000. Thus, these share classes have not been in operation for a full twelve months.

     The Fund experienced two major changes during the twelve month period. First, as indicated in previous shareholder reports, the Deutsche Asset
Management portfolio management team assumed responsibility for this Fund on February 29, 2000 and began changing the structure of the portfolio at that time. Second, just as the team completed the process of restructuring the portfolio, the EAFE markets were hit by extreme volatility based on questionable growth expectations. Short-term sector rotations also led to the kind of abrupt swings in performance not seen since the emerging market crises of 1997 and 1998. For the six months ended October 31, 2000, the MSCI EAFE Index was down 9.01%. Still, based on management activity since the end of February, we believe the Fund's portfolio is currently well-positioned to benefit from a positive outlook for the world's equity markets.

     SINCE WE BEGAN MANAGING THE FUND, WE PURSUED A PREFERENCE FOR CONTINENTAL EUROPEAN EQUITIES, WHILE MAINTAINING A NEUTRAL WEIGHTING IN THE REGION.

     o We believe the profound changes taking place in the Eurozone will have a deep and long-lasting impact on trade, economic growth and domestic prosperity both within the region and throughout the world. As part of the ongoing restructuring of European businesses, spin-offs of non-core assets and strategic alliances also provided rare opportunities.

     o We were underweight in the United Kingdom and Japan, EAFE's largest markets, because we felt better stock specific investment opportunities lay elsewhere.

2
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     o We  significantly  reduced  Fund  exposure to Asia  ex-Japan and emerging markets based on sensitivities to a slowing in global economic growth rates.
     o We were buyers of Canada, the best performing market of the past year, because of exciting technology, capital equipment and financial sector opportunities there.

     OVER THE LAST SIX MONTHS OF THE PERIOD, WE SIGNIFICANTLY REDUCED THE FUND'S EXPOSURE TO THE VOLATILE TELECOMMUNICATIONS AND TECHNOLOGY SECTORS, BASED ON WHAT WE BELIEVED TO BE RICH VALUATIONS, PEAKING FUNDAMENTALS AND HIGHER CAPITAL EXPENDITURE REQUIREMENTS. WE REMAINED OVERWEIGHT IN ATTRACTIVELY PRICED TECHNOLOGY STOCKS AND UNDERWEIGHT IN TELECOMMUNICATIONS.
     o We expect that next year will represent the near-term peak in semiconductor profits, but unlike previous cycles, supply restraint will prevent earnings from collapsing. We sold or trimmed several semiconductor-related companies such as Europe's ASM Lithography and STMicroelectronics, Japan's PC giant Fujitsu, and emerging Asia's Samsung Electronics, Hyundai Electronics, United Microelectronics and Malaysian Pacific Industries.
     o Evidence of slowing handset sales and lower capital spending by telecom operators led us to take profits in communications equipment manufacturers Nokia, Alcatel and Nortel and to sell Ericsson. Software names were also reduced, including Sema Group, Intershop Communications, and Satyam Computer.
     o European governments' overly successful auctions for third generation mobile licenses highlighted the high cost of participation in this competitive arena. Margin pressures, compounded by capacity buildups, are also emerging for telecom providers globally. Thus, we lowered our overall exposure through the reduction or sale of KPN, KPNQwest, Sonera, Telefonica, Cable & Wireless, Colt, NTT, NTT Docomo, Optus, Telstra, SK Telecom, Embratel, and Telmex.

     THE COMBINATION OF A WEAKENING GLOBAL ECONOMY AND EXPECTATIONS OF A SHARP FALL-OFF IN INTERNET ADVERTISING LED US TO UNDERWEIGHT THE FUND'S MEDIA POSITION DURING THE LAST SIX MONTHS OF THE PERIOD.

     o We believe the Internet will expand as a powerful force in communications, commerce and productivity. However, valuations remain a persistent issue.
     o We sold cable and broadcast players Canal Plus, NTL, PT Multimedia and Ucoma as well as other media concerns including Seat Pagine, TF1, News Corp, Singapore Press Holdings and Televisa.

                                                                               3
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LETTER TO SHAREHOLDERS (CONTINUED)
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     WE  SIGNIFICANTLY  RE-ORIENTED  THE  PORTFOLIO  TOWARDS  FINANCIAL  STOCKS,
PRIMARILY AS A RESULT OF ATTRACTIVE CONTINENTAL EUROPEAN AND CANADIAN GROWTH PROSPECTS AND VALUATIONS.
     o As we near what we feel to be the peak of the current interest rate cycle and an economy undergoing a soft landing, we believe banks will be key beneficiaries of widening interest rate spreads and moderate economic growth. We feel comfortable with the European and Canadian banks' asset quality given the less extended credit cycle there. We particularly favor asset-gathering banks and insurance companies that are well positioned to capture the rising equity culture, especially in continental Europe.
     o We were overweight in the insurance group with several additions to the Portfolio. These include Canada's Sun Life Financial Services and Manulife Financial, Italy's Riunione Adriaticadi Sicurta and Generali, and Switzerland's Zurich Financial and Swiss Reinsurance.
     o Other financials that were added include Germany's Dresdner Bank, Netherlands' ABN Amro Holdings and Fortis, Spain's Banco Popular Espanol, UK's Royal Bank of Scotland and Hungary's OTP Bank.
     o In Spain, we sold Banco Santander Central Hispano given its similar profile to and our preference for Banco Bilbao Vizcaya Argenta. We sold Japanese consumer finance companies Nichiei and Shohkoh Fund due to deteriorating industry fundamentals.

     WE INCREASED HOLDINGS IN THE ENERGY AND OIL SERVICES SECTOR TO CAPTURE IMPROVING INDUSTRY FUNDAMENTALS AND THE RECOVERY IN DRILLING ACTIVITY.
     o OPEC production restraint amidst higher global demand led to a tripling of oil prices, benefiting many key industry participants.
     o We purchased integrated oil leader BP Amoco, which has bid for ARCO, and Shell T&T, an undervalued oil major with significant restructuring potential. We also added to the Portfolio's position in Total Fina Elf, which is benefiting from merger synergies.
     o We purchased emerging market oil companies Petrobras of Brazil and PetroChina, oil services firms Petroleum Geo Services and Saipem, and wind turbine developer Vestas Wind Systems.

     OTHER SIGNIFICANT ACTIVITY IN THE PORTFOLIO WAS FOCUSED ON DEFENSIVE GROWTH AREAS.
     o Within the consumer staples sector, we either purchased or added to positions in food retailer Ahold, food producer Nestle and Numico, household products manufacturer Reckitt Benckiser, and tobacco firm Altadis.

4
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     o We moved to an overweighting in pharmaceutical and biotechnology  through investments in Aventis, Elan, Glaxo Wellcome, Serono, and Celltech.
     o We added select consumer  discretionary firms viewed as more resilient to
       any  consumption  slowdown.   These  included  Japan's  audio  and  video
       equipment leader Pioneer and France's luxury goods manufacturer Christian Dior.

INVESTMENT ENVIRONMENT
     MOST WORLD EQUITY MARKETS ACHIEVED NEW HIGHS DURING THE CLOSING WEEKS OF 1999, AS Y2K FEARS ABATED. HOWEVER, LINGERING CONCERNS THAT STOCK VALUATIONS HAD BECOME STRETCHED WHILE ECONOMIC FUNDAMENTALS WERE WEAKENING LED INVESTORS TO FLEE EQUITIES DURING MUCH OF 2000.
     o A series of interest rate increases in the US and Europe, as well as Japan's first rate hike in a decade, further clouded the outlook for equities.
     o A dramatic rise in the tech-laden NASDAQ Composite Index in the early months of the fiscal year and a relatively tight correlation with foreign stocks offering similar attributes was followed by a sharp downturn in global equity indices beginning in mid-March. The dot.com bubble burst, and sectors rotated abruptly. Valuations, which seemed to matter little to investors during the first half of the period, suddenly became important.
     o Europe was particularly impacted by the failure of central bank coordination and intervention to stop the euro currency from touching new lows against the US dollar and Japanese yen.
     o The abrupt departure of foreign investors from the Japanese market, due to concerns regarding the pace of both economic recovery and restructuring efforts, unwound 20 months of strong Nikkei performance.
     o After being adversely impacted by higher interest rates and decreased liquidity, emerging markets were further hurt by fears that impending slower world economic growth would cut short domestic economic recovery and export demand.

EUROPE
     EUROPE OVERALL POSTED A BARELY POSITIVE 1.2% RISE IN US DOLLAR TERMS FOR THE FISCAL YEAR, GIVING BACK DURING THE SECOND HALF MUCH OF THE GAINS EARNED DURING THE FIRST HALF. THE CONTINENT (EXCLUDING THE UK) OUTPERFORMED, WITH RETURNS IN US DOLLAR TERMS OF 3.8% VERSUS -5.9% FOR THE UK.
     o The euro's 19.3% decline over the twelve months due to strong demand for assets outside of the region, and particularly in the US, severely dampened returns.

                                                                               5
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LETTER TO SHAREHOLDERS (CONTINUED)
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     o Despite  several  attempts by the  European  Central  Bank to prop up the sagging euro with interest rate increases and foreign exchange market intervention, the currency continued to set new lows.
     o The fall from grace experienced by bellwether European technology, media and telecommunications service and equipment stocks lowered domestic indices.
     o Downward revisions in the pace of European economic growth weighed on investor sentiment.
     o Although currency weakness may contribute to the illusion that confidence is lacking in the region, European markets continued to demonstrate the benefits of Economic and Monetary Union, corporate restructuring and tax reform efforts. In fact, for the European investor, this was a banner year for domestic equity market performance. Local investors enjoyed a 27.8% annual return on the continent (excluding the UK) and a 6.4% annual return in the UK.

     FOR THE SECOND HALF OF THE FISCAL YEAR, EUROPE RETURNED -6.7% IN US DOLLAR TERMS. AFTER POSTING A STRONG FIRST HALF AND A FLAT SECOND HALF IN LOCAL CURRENCY, THE WEAK EURO AND CORRELATED CURRENCIES LED TO NEARLY ACROSS THE BOARD LOSSES. THE IMPACT WAS FELT BOTH IN CORE LARGE MARKETS AND TECHNOLOGY-SENSITIVE NORDIC MARKETS.
     o Germany led the way down on weaker economic news falling 12.2%, while neighbor France dropped 6.4% in US dollar terms.
     o Finland and Sweden lost 30.8% and 27.2%, respectively, weighed down by bellwethers Nokia and Ericsson.
     o Italy was able to buck the trend by rising 1.9% on strong financial sector performance.
     o Although not part of the Eurozone, the United Kingdom also saw currency weakness drag down a respectable local currency gain to register a 2.8% decline in dollars.

ASIA
     AFTER LEADING MAJOR EQUITY INDICES IN CALENDAR 1999, THE JAPANESE EQUITY MARKET GAVE BACK ALL OF ITS GAINS AND MORE, FALLING 14.4% OVER THE LAST SIX MONTHS AND 11.6% FOR THE FISCAL YEAR IN US DOLLAR TERMS.
     o Foreign investors were punished for believing that a sustainable economic recovery, which could buoy company profits, was in place.
     o The anemic pace of corporate restructuring announcements, the rollback of financial reform efforts and the increasing number of small and large company bankruptcies further undermined investor sentiment. For example, the collapse of retailer Sogo and insurers Kyoei Life and Chiyoda Life, after desperate attempts to prop up sagging balance sheets, severely diminished investor confidence.

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     o The  beleaguered  bank  sector  had been  declared  saved  after  massive government capital injections. However, it lost nearly one-third of its value during the fiscal period, experiencing its 33rd consecutive month of lending declines.
     o Hope that with the maturity of postal savings accounts domestic investors would flood into equities was dashed as the market tumbled just after the end of the March 31 fiscal year.
     o The first hike in Japanese interest rates in a decade was seen as a threat to the fragile recovery, much as a previous consumption tax increase had done so.

     ASIA EX-JAPAN CONTRACTED 25.5% IN US DOLLAR TERMS DURING THE SIX-MONTH PERIOD ENDING OCTOBER 31 AND 5.3% OVER THE TWELVE MONTH PERIOD.
     o The region suffered from domestic challenges as well as negative international factors. These included slowing global growth, higher oil prices, a downturn in the semiconductor cycle, a de-rating of global telecom companies and increased global risk aversion.
     o Hong Kong and Singapore were least exposed to these factors and benefited from their traditional "safe haven" status in times of market volatility.
     o On the other hand, higher oil prices had a detrimental effect on Korea, India, the Philippines and Thailand.
     o Taiwan and South Korea were hurt by domestic concerns, dropping 36.6% and 35.1% over the last six months and 30.0% and 33.8% for the fiscal year, respectively. These declines were despite high earnings growth and inexpensive valuations. Exposure to the global technology cycle and political uncertainty were felt in both markets.
     o South Korea's credit crunch and dissatisfaction with its reform progress hampered equity purchases despite the pledge of 40-50 trillion won for financial restructuring. Ford Motor's pullout in September of its Daewoo Motor purchase damaged sentiment.

OTHER MARKETS
     Emerging markets fell 19.9% in US dollar terms for the latter half of the period and 8.8% for the full fiscal year.

     LATIN AMERICAN MARKETS OVERALL PERFORMED STRONGLY, WITH BOTH MEXICO AND VENEZUELA BENEFITING FROM HIGHER OIL PRICES.
     o Argentina, however, shook regional confidence with its fiscal problems, political scandal and debt load concerns.

                                                                               7
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LETTER TO SHAREHOLDERS (CONTINUED)
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     o Brazil  was  hurt by  weakness  in  telecom  stocks,  concerns  over  the inflationary impact of higher oil prices and Argentina contagion fears. Investor sentiment improved following Moody's upgrade of Brazil's debt rating to B1.

     EMERGING EUROPE, OFF 24.2% IN DOLLAR TERMS FOR THE SECOND HALF OF THE YEAR AND 5.6% OVER TWELVE MONTHS, PROVED TO BE LESS RESILIENT.
     o Turkey led the region down on concerns that it would be unable to adhere to International Monetary Fund proposals.
     o Poland and Hungary were lackluster, given deterioration in continental Europe's leading indicators.
     o Although Russia was a beneficiary of high oil prices, its market declined following lapses in corporate governance.

LOOKING AHEAD
     As we near what we believe to be the peak of the current interest rate cycle, we believe there is considerable room for rate reductions in the coming year to spur economic growth. We believe that in the near term earnings expansion may slow to reflect moderate global demand. Our most likely scenario is for a "soft-landing."

     IN EUROPE, WE ANTICIPATE A FIRMER EURO AND GREATER INVESTOR CONFIDENCE IN EQUITIES IN THE MONTHS AHEAD.
     o The 11 member countries of the Eurozone saw unemployment fall to 9.0% in September, down from over 10.0% a year ago.
     o With currency risk mitigated by the introduction of the euro, Eurozone investors continue to shift from money market and bond investments to equities. However, they are still significantly underexposed to longer-term savings products versus Anglo-Saxon investors.
     o Though reduced, the outlook for earnings growth is still positive. With short-term interest rates believed to be at or near peak levels and scope for bond yields expected to decline, equity valuations should be well supported. From a valuation perspective, the UK is looking the most attractive of the major European markets for the first time in two years, and we are intensifying our bottom-up research efforts there.
     o Tax reform, both corporate and household, is proceeding more rapidly than we initially anticipated. Marginal rates throughout the region are expected to be at or below US levels in several years.
     o Restructuring and consolidation, heightened sensitivity to minority shareholders and shareholder value, and improving labor force flexibility are resulting in pressure to allocate capital more rationally.

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     o These trends support the rapid rise of an equity  culture.  They are also expected to lead to positive fund flows into the region from both portfolio and corporate investors.

     WE BELIEVE THAT THE MUCH-TRUMPETED JAPANESE RECOVERY OFFERS LITTLE OF SUBSTANCE FOR MANY DEEP-ROOTED AND FUNDAMENTAL REASONS.
     o A lack of political resolve has led to a "lost decade" for economic growth, which is clearly being felt by consumers refusing to spend.
     o The pace of fiscal and financial sector reform has stalled and announcements of corporate restructuring efforts have all but ended.
     o A rollback of many of the "big bang" efforts to stimulate the troubled financial sector bodes ill for financial transparence and equity demand.
     o Foreigners are not likely to be strong net buyers of the Japanese equity market in the near future, given the miserable turnabout they have experienced recently.
     o Thus, investors will need to be selective and willing to trade out of positions quickly in order to preserve gains in this contradictory market.

     IN ASIA EX-JAPAN AND THE EMERGING MARKETS OVERALL, CONCERNS ABOUT SLOWING GLOBAL GROWTH, THE GLOBAL TECHNOLOGY CYCLE, RESTRUCTURING, COMMODITY PRICES AND THE DIRECTION OF THE US ECONOMY ARE LIKELY TO CONTINUE TO WEIGH ON EQUITIES FOR THE NEAR TERM. HOWEVER, PROFITABILITY, DOMESTIC GROWTH AND ATTRACTIVE VALUATIONS ARE ALL SUPPORTIVE GOING FORWARD. WE ARE CONTENT TO HAVE EXPOSURE TO THESE MARKETS BUT AT LEVELS THAT BALANCE RISK WITH POTENTIAL RETURNS.
     o The sharp correction in Asian stocks has left valuations more attractive. However, in the short term, Asia lacks an obvious catalyst to ignite a sustained rally. If high energy price levels are sustained in 2001, Asia is expected to suffer from a combination of decelerating growth, higher inflation and deteriorating trade balances.
     o We remain cautious in Mexico due to above-trend economic growth and a tight labor market. Lower rates in Brazil are spurring growth, while inflation targeting is keeping a lid on overheating.
     o Emerging Europe is less vulnerable to global volatility, given its lower exposure to the telecommunications and technology sectors. The concerted action among European, US and Japanese central banks to support the euro above 0.85 against the US dollar could be positive for emerging European markets.
     o In our view, euro strength would also improve the inflation outlook in central Europe and take some pressure off the Polish zloty in particu lar. We believe it would help Turkish exporters and reduce the likelihood of cash flow out of Greece.

                                                                               9
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LETTER TO SHAREHOLDERS (CONCLUDED)
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     THE DIFFICULT  MARKET  CONDITIONS  THIS PAST FISCAL YEAR CERTAINLY TEST THE
RESOLVE OF INVESTORS AFTER SEVERAL YEARS OF STRONG EQUITY RETURNS. THAT IS WHY IT IS IMPORTANT TO PUT CORRECTIVE PERIODS INTO A LONG-TERM CONTEXT AND TO TREAT THEM AS PAUSES RATHER THAN EMERGING TRENDS PROVIDED THAT THE FUNDAMENTAL ECONOMIC, DEMOGRAPHIC AND POLITICAL ENVIRONMENT REMAINS SOUND.
     o We believe recent market weakness can be primarily attributed to short-term influences -- higher interest rates, restrained economic growth, rising oil prices -- rather than fundamental economic or political crises like those seen in previous years.
     o Although the bursting of the Internet bubble has had a significant impact on investor confidence, developed market demographics and public policy are favorable for continued and expanding equity ownership by investors the world over.
     o Many positive variables that can benefit international equities lie ahead. We believe these include an interest rate cycle that has likely peaked, expanding tax reduction and pension reform measures and commodity prices that are expected to soften.
     We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation. We appreciate your ongoing support of Flag Investors International Equity Fund, and we look forward to continuing to serve your investment needs for many years ahead.

                           \S\ SIGNATURE MICHAEL LEVY
                          \S\ SIGNATURE ROBERT REINER
                            \S\ SIGNATURE JULIE WANG

                   Michael Levy, Robert Reiner and Julie Wang

            Portfolio Managers of the INTERNATIONAL EQUITY PORTFOLIO

                                October 31, 2000

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FLAG INVESTORS INTERNATIONAL EQUITY FUND
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CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES 1
NOVEMBER 18, 1986-OCTOBER 31, 2000

$10,000 invested in the Flag Investors International
Equity Fund Class A Shares at inception on
November 18, 1986 was worth $22,062 on October 31, 2000


11/18/86     10,000
12/31/86     10,300
1/31/87      11,080
2/28/87      11,480
3/31/87      11,890
4/30/87      12,860
5/31/87      12,900
6/30/87      12,940
7/31/87      13,610
8/31/87      13,920
9/30/87      14,460
10/31/87     10,810
11/30/87     10,840
12/31/87     11,443
1/31/88      11,560
2/29/88      12,040
3/31/88      12,498
4/30/88      12,786
5/31/88      12,328
6/30/88      11,997
7/31/88      11,997
8/31/88      11,411
9/30/88      11,827
10/31/88     12,562
11/30/88     12,968
12/31/88     13,085
1/31/89      13,407
2/28/89      13,193
3/31/89      13,418
4/30/89      13,869
5/31/89      13,730
6/30/89      13,665
7/31/89      15,126
8/31/89      15,126
9/30/89      15,556
10/31/89     14,729
11/30/89     15,320
12/31/89     16,281
1/31/90      16,002
2/28/90      15,466
3/31/90      15,139
4/30/90      14,918
5/31/90      16,107
6/30/90      16,316
7/31/90      16,969
8/31/90      15,058
9/30/90      12,925
10/31/90     13,752
11/30/90     13,170
12/31/90     13,030
1/31/91      13,344
2/28/91      14,296
3/31/91      13,193
4/30/91      13,356
5/31/91      13,506
6/30/91      12,780
7/31/91      13,256
8/31/91      12,918
9/30/91      13,506
10/31/91     13,319
11/30/91     12,855
12/31/91     13,573
1/31/92      13,623
2/29/92      13,535
3/31/92      12,867
4/30/92      13,245
5/31/92      13,762
6/30/92      12,817
7/31/92      12,111
8/31/92      11,746
9/30/92      11,733
10/31/92     11,481
11/30/92     11,670
12/31/92     12,174
1/31/93      12,212
2/28/93      12,615
3/31/93      12,956
4/30/93      13,321
5/31/93      13,485
6/30/93      13,876
7/31/93      14,506
8/31/93      15,388
9/30/93      15,426
10/31/93     16,446
11/30/93     16,182
12/31/93     18,302
1/31/94      18,960
2/28/94      18,235
3/31/94      17,363
4/30/94      17,591
5/31/94      17,712
6/30/94      17,444
7/31/94      18,222
8/31/94      19,067
9/30/94      18,598
10/31/94     18,772
11/30/94     17,954
12/31/94     16,947
1/31/95      15,740
2/28/95      15,726
3/31/95      16,088
4/30/95      16,478
5/31/95      16,813
6/30/95      16,692
7/31/95      17,632
8/31/95      17,189
9/30/95      17,377
10/31/95     17,028
11/30/95     17,256
12/31/95     17,846
1/31/96      18,329
2/29/96      18,410
3/31/96      18,464
4/30/96      19,215
5/31/96      19,202
6/30/96      19,269
7/31/96      18,772
8/31/96      18,678
9/30/96      19,108
10/31/96     19,094
11/30/96     20,318
12/31/96     20,540
1/31/97      20,060
2/28/97      20,156
3/31/97      20,321
4/30/97      20,375
5/31/97      21,815
6/30/97      22,583
7/31/97      23,639
8/31/97      22,103
9/30/97      24,009
10/31/97     22,432
11/30/97     22,254
12/31/97     22,313
1/31/98      23,164
2/28/98      23,888
3/31/98      25,003
4/30/98      25,310
5/31/98      25,240
6/30/98      25,045
7/31/98      25,338
8/31/98      22,313
9/30/98      22,188
10/31/98     23,610
11/30/98     24,794
12/31/98     25,422
1/31/99      25,926
2/28/99      25,185
3/31/99      25,814
4/30/99      27,073
5/31/99      26,682
6/30/99      28,053
7/31/99      28,990
8/31/99      29,592
9/30/99      29,396
10/31/99     29,158
11/30/99     29,130
12/31/99     30,945
1/31/00      28,926
2/29/00      28,810
3/31/00      27,637
4/30/00      25,223
5/31/00      24,492
6/30/00      25,478
7/31/00      24,679
8/31/00      25,325
9/30/00      23,456
10/31/00     22,062

                                                              CUMULATIVE                                         AVERAGE ANNUAL
                                                           TOTAL RETURNS                                          TOTAL RETURNS

                                                                   Since                                                  Since
Periods ended        Past 1     Past 3    Past 5    Past 10    inception    Past 1    Past 3     Past 5     Past 10   inception
October 31, 2000       year      years     years      years     11/18/86      year     years      years       years    11/18/86
-------------------------------------------------------------------------------------------------------------------------------
 Flag Investors
  International
  Equity Fund
  Class A Shares 1   -24.34%     -1.65%    29.56%     60.42%      120.62%   -24.34%    -0.55%      5.32%       4.84%       5.84%
-------------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE Index 2,4  -2.90%     30.99%    51.41%    111.88%      215.61%    -2.90%     9.42%      8.65%       7.80%       8.61%
-------------------------------------------------------------------------------------------------------------------------------
 Lipper International
  Equity Funds
  Average 3,4          2.70%     34.13%    62.88%    149.02%      268.25%     2.70%     9.96%      9.93%       9.30%       9.53%

-------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  Investment  return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI EAFE Index is an unmanaged  capitalization  weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the period beginning 11/30/86.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CLASS B AND CLASS C SHARES

                                    CUMULATIVE TOTAL RETURNS

                                             Since inception
   Period ended October 31, 2000                     2/29/00
--------------------------------------------------------------------------------
 FLAG INVESTORS INTERNATIONAL EQUITY FUND CLASS B 1  -22.54%
--------------------------------------------------------------------------------
 MSCI EAFE Index 2                                   -10.45%4
 Lipper International Equity Funds Average 3         -14.84%4
 FLAG INVESTORS INTERNATIONAL EQUITY FUND CLASS C 1  -23.95%
 MSCI EAFE Index 2                                   -10.45%4
 Lipper International Equity Funds Average 3         -14.84%4

INSTITUTIONAL SHARES

                                    CUMULATIVE TOTAL RETURNS

                                             Since inception
   Period ended October 31, 2000                     7/31/00
--------------------------------------------------------------------------------
 Flag Investors International Equity
   Fund Institutional Shares 1                        -11.09%
--------------------------------------------------------------------------------
 MSCI EAFE Index 2                                    -6.31%5
 Lipper International Equity Funds Average 3          -7.71%5

-------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  Investment  return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI EAFE Index is an unmanaged  capitalization  weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Index returns do not reflect expenses, which have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
4 Benchmark returns are for the period beginning 2/29/00.
5 Benchmark returns are for the period beginning 7/31/00.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the performance of each of the Fund's classes to that of an appropriate market index. This graph measures the growth of a $10,000 hypothetical investment from the inception date of the respective class through the end of the most recent fiscal year-end. The SEC also requires that we report the total return of each class, according to a standardized formula, for various time periods through the end of the most recent fiscal year.

     Both the line graph and the SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B and Class C Shares. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

     While the graphs and the total return figures are required by SEC rules, such comparisons are of limited utility since the total return of the Fund's classes are adjusted for sales charges and expenses while the total return of the indices are not. In fact, if you wished to replicate the total return of these indices, you would have to purchase the securities they represent, an effort that would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC total return figures may differ from total return figures in the shareholder letter because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONTINUED)
CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS A SHARES 1
NOVEMBER 18, 1986-OCTOBER 31, 2000

                Flag Investors                              Lipper International
           International Equity Fund      MSCI EAFE              Equity Funds
             - Class A $20,849          Index 2 $31,573       Average 3 $36,825
11/18/1986           9,450                  10,000                  10,000
10/31/87            10,215                  12,622                  10,653
10/31/88            11,871                  15,803                  12,596
10/31/89            13,919                  17,090                  14,491
10/31/90            12,996                  14,899                  14,444
10/31/91            12,586                  15,937                  15,613
10/31/92            10,850                  13,831                  15,042
10/31/93            15,541                  19,013                  20,244
10/31/94            17,740                  20,930                  22,614
10/31/95            16,091                  20,854                  22,811
10/31/96            18,044                  23,039                  25,494
10/31/97            21,198                  24,104                  28,763
10/31/98            22,311                  26,424                  30,244
10/31/99            27,554                  32,509                  36,800
10/31/00            20,849                  31,573                  36,825


AVERAGE ANNUAL TOTAL RETURN 1
  PERIODS ENDED 10/31/00         1-YEAR   5-YEARS   10-YEARS   SINCE INCEPTION 4
-----------------------------    ------   -------   --------   ----------------
  Class A Shares                -28.50%    4.13%       4.25%         5.41%

---------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  Investment  return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's maximum 5.50% sales charge. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Fund.
2 The MSCI EAFE Index is an unmanaged  capitalization  weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Index returns do not reflect expenses, which have been deducted from the Fund's returns. Benchmark returns are for the period beginning 11/30/86.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning 11/30/86.
4 November 18, 1986.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS B SHARES 1
FEBRUARY 29, 2000-OCTOBER 31, 2000

                Flag Investors                              Lipper International
           International Equity Fund      MSCI EAFE              Equity Funds
             - Class B $7,359           Index 2 $8,955        Average 3 $8,516
02/29/00           10,000                   10,000                 10,000
03/31/00            9,113                   10,388                 10,059
04/30/00            8,312                    9,842                  9,424
05/31/00            8,211                    9,601                  9,117
06/30/00            8,530                    9,977                  9,523
07/31/00            8,256                    9,559                  9,185
08/31/00            8,424                    9,642                  9,339
09/30/00            7,836                    9,172                  8,808
10/31/00            7,359                    8,955                  8,516


CUMULATIVE TOTAL RETURN 1
  PERIOD ENDED 10/31/00                                   SINCE INCEPTION 4
-------------------------                                 -----------------
  Class B Shares                                               -26.41%

-------------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  Investment  return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for ClassB shares declines over time from a maximum of 5.00% to 0% after six years. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
2 The MSCI EAFE Index is an unmanaged  capitalization  weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Index returns do not reflect expenses, which have been deducted from the Fund's returns. Benchmark returns are for the period begininng 2/29/00.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period begininng 2/29/00.
4 February 29, 2000.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)
CHANGE IN VALUE OF A $10,000 INVESTMENT IN CLASS C SHARES 1
FEBRUARY 29, 2000-OCTOBER 31, 2000

                Flag Investors                              Lipper International
           International Equity Fund      MSCI EAFE              Equity Funds
             - Class C $7,505           Index 2 $8,955        Average 3 $8,516
02/29/00          10,000                   10,000                   10,000
03/31/00           9,497                   10,388                   10,059
04/30/00           8,662                    9,842                    9,424
05/31/00           8,399                    9,601                    9,117
06/30/00           8,726                    9,977                    9,523
07/31/00           8,446                    9,559                    9,185
08/31/00           8,609                    9,642                    9,339
09/30/00           8,013                    9,172                    8,808
10/31/00           7,505                    8,955                    8,516

CUMULATIVE TOTAL RETURN 1
  PERIOD ENDED 10/31/00                              SINCE INCEPTION 4
-------------------------                            -----------------
Class C Shares                                           -24.95%

-----------
1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  Investment  return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's contingent deferred sales charge applicable to the specified time period. The contingent deferred sales charge for Class C shares is 1.00% for shares redeemed within one year of purchase. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified period if certain fees and expenses had not been waived by the Fund.
2 The MSCI EAFE Index is an unmanaged  capitalization  weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East. Index returns do not reflect expenses, which have been deducted from the Fund's returns. Benchmark returns are for the period beginning 2/29/00.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. Benchmark returns are for the period beginning 2/29/00.
4 February 29, 2000.

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

                                                                 PERCENTAGES ARE
                                                                    BASED ON THE
                                                                   NET ASSETS OF
COMPANY                                                            THE PORTFOLIO
--------------------------------------------------------------------------------

 1.   VODAFONE GROUP PLC                                                   3.63%
      The world's largest mobile telecommunications company.

 2.   ING GROEP NV                                                         2.59%
      Provides a wide range of insurance, both life and non-life, and banking services.

 3.   TAKEDA CHEMICAL INDUSTRIES LTD.                                      2.19%
      Manufactures prescription pharmaceuticals.

 4.   TOTAL FINA SA                                                        2.18%
      A leading oil and gas supplier.

 5.   SHELL TRANSPORT & TRADING CO. PLC                                    2.17%
      Predominantly   provides   oil  and  gas  as  well  as
      exploration for oil and gas.

 6.   ROYAL BANK OF SCOTLAND                                               2.14%
      Provides   banking,   insurance  and  other  financial
      services.

 7.   AVENTIS SA                                                           2.10%
      Mainly produces pharmaceuticals and other specialty chemicals.

 8.   ELAN CORP. PLC ADR                                                   1.94%
      Develops and licenses drug delivery systems formulated
      to   increase   the   therapeutic   value  of  certain
      medications with reduced side effects.

 9.   RECKITT & BENCKISER PLC                                              1.89%
      Creates and distributes household products, food and pharmaceutical products.

10.   KONINKLIJKE AHOLD NV                                                 1.87%
      The  largest   food   retailer  in  the   Netherlands,
      operating   supermarkets   and  other  specialty  food
      stores.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

                                                              OCTOBER 31,
--------------------------------------------------------------------------
                                                                 2000
Assets
   Investment in International Equity Portfolio, at value   $ 15,962,339
   Receivable for shares of beneficial interest subscribed       100,068
   Due from Bankers Trust ................................        82,612
   Prepaid expenses and other ............................        20,005
                                                            ------------
Total assets .............................................    16,165,024
                                                            ------------
Liabilities
   Accrued expenses and other ............................        83,618
                                                            ------------
Total liabilities ........................................        83,618
                                                            ------------
Net assets ...............................................  $ 16,081,406
                                                            ============
Composition of Net Assets
   Paid-in capital .......................................  $ 22,823,402
   Distributions in excess of net investment income ......       (20,183)
   Accumulated net realized loss from investment and
     foreign currency transactions .......................    (1,675,477)
   Net unrealized depreciation on investments and
     foreign currencies ..................................    (5,046,336)
                                                            ------------
Net assets ...............................................  $ 16,081,406
                                                            ============
Net Asset Value, Offering and Redemption Price Per Share
   Class A Shares
   ($14,185,006 (DIVIDE) 1,092,997 shares) ...................... $12.98
                                                                  ======
   Class B Shares
   ($727,963 (DIVIDE) 55,424 shares) ............................ $13.13
                                                                  ======
   Class C Shares
   ($1,079,497 (DIVIDE) 83,757 shares) .......................... $12.89
                                                                  ======
   Institutional Shares
   ($88,940 (DIVIDE) 6,887 shares) .............................. $12.91
                                                                  ======
Maximum Offering Price Per Share
   Class A Shares ($ 12.98 / 0.945) ............................. $13.74
                                                                  ======
   Class B Shares ............................................... $13.13
                                                                  ======
   Class C Shares ............................................... $12.89
                                                                  ======
   Institutional Shares ......................................... $12.91
                                                                  ======
SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS 1

                                                                 FOR THE
                                                                YEAR ENDED
                                                                OCTOBER 31,
---------------------------------------------------------------------------
                                                                   2000
Investment Income
   Income allocated from International Equity Portfolio, net  $   113,922
   Dividends ...............................................       63,698
   Interest ................................................       16,234
   Less: foreign taxes withheld ............................       (7,717)
                                                              -----------
        Total income .......................................      186,137
                                                              -----------
Expenses
   Distribution fees
     Class A Shares ........................................       35,668
     Class B Shares ........................................        3,862
     Class C Shares ........................................        5,093
   Professional fees .......................................      141,699
   Printing and shareholder reports ........................       62,767
   Registration fees .......................................       54,799
   Investment advisory fee .................................       32,687
   Accounting fees .........................................       32,583
   Administrative fee ......................................       29,856
   Transfer agent fee ......................................       16,645
   Custody fees ............................................        5,020
   Miscellaneous ...........................................       11,976
                                                              -----------
Total expenses .............................................      432,655
                                                              -----------
Less: fee waivers or expenses ..............................     (282,604)
                                                              -----------
Net expenses ...............................................      150,051
                                                              -----------
Net investment income ......................................       36,086
                                                              -----------
Realized and Unrealized Gain (Loss) on Investment and
   Foreign Currency  Transactions
   Net realized gain (loss) from:
     Investment transactions: ..............................    3,670,183
     Option transactions ...................................      (53,728)
     Foreign currency transactions .........................      (67,701)
     Foreign futures transactions ..........................      (82,061)
     Forward foreign currency transactions .................      145,914
Net change in unrealized appreciation/depreciation on
   investments and foreign currencies ......................   (8,274,576)
                                                              -----------
Net realized and unrealized loss on investments
    and foreign currencies .................................   (4,661,969)
                                                              -----------
Net decrease in net assets from operations .................  $(4,625,883)
                                                              ===========

---------
1 On  February  29,  2000,  the Flag  Investors  International  Equity Fund (the
  "Fund") became a feeder of the International Equity Portfolio. The Statement of Operations includes the stand-alone and feeder fund for their respective periods.

SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS 1

                                                 FOR THE YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------
                                                       2000            1999
Increase (Decrease) in Net Assets:
Operations:
   Net investment income .......................  $     36,086   $     94,771
   Net realized gain from investment and foreign
     currency transactions .....................     3,612,607      1,474,566
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies ........................    (8,274,576)     1,074,043
                                                  ------------   ------------
   Net increase (decrease) in net assets
     resulting from operations .................    (4,625,883)     2,643,380
                                                  ------------   ------------
Dividends to Shareholders from:
   Net investment income and net realized
     short-term gains ..........................      (591,571)       (48,602)
   Return of capital ...........................    (1,764,932)          --
                                                  ------------   ------------
   Total distributions .........................    (2,356,503)       (48,602)
                                                  ------------   ------------
Capital Share Transactions:
   Proceeds from sale of shares ................    13,019,002      9,655,136
   Value of shares issued in reinvestment of
     dividends .................................     2,098,197         40,630
   Cost of shares repurchased ..................    (5,824,151)   (10,706,756)
                                                  ------------   ------------
   Total increase (decrease) in net assets
     derived from capital share transactions ...     9,293,048     (1,010,990)
                                                  ------------   ------------
   Total increase in net assets ................     2,310,662      1,583,788

Net Assets:
   Beginning of year ...........................    13,770,744     12,186,956
                                                  ------------   ------------
   End of  year  (including  undistributed
     (distributions  in  excess  of)  net
     investment  income of $(20,183) and
     $94,599 for the years ended October 31,
     2000 and October 31, 1999,
     respectively) .............................  $ 16,081,406   $ 13,770,744
                                                  ============   ============

-----------
1 On  February  29,  2000,  the Flag  Investors  International  Equity Fund (the
  "Fund") became a feeder of the International Equity Portfolio. The Statements of Changes in Net Assets include the stand-alone and feeder fund for their respective periods.

SEE NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                FOR THE
                                                               YEAR ENDED
                                                               OCTOBER 31,          FOR THE YEARS ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------------------------
                                                                  2000         1999       1998          1997        1996
Per Share Operating Performance:
   Net asset value, beginning of year ......................... $ 20.83      $ 16.94     $ 16.36       $ 14.20     $ 12.69
                                                                -------      -------     -------       -------     -------
Income from Investment Operations:
   Net investment income ......................................    0.37         0.48        0.08          0.11        0.26
   Net realized and unrealized gain (loss) on investments 1 ...   (4.53)        3.48        0.76          2.34        1.28
                                                                -------      -------     -------       -------     -------
   Total from investment operations ...........................   (4.16)        3.96        0.84          2.45        1.54
                                                                -------      -------     -------       -------     -------
Distributions to Shareholders
   Net investment income and net realized short-term gains ....   (0.93)       (0.07)      (0.10)        (0.18)      (0.03)
   Distributions in excess of net investment income and
     short-term gains .........................................      --           --       (0.16)        (0.11)         --
   Return of capital ..........................................   (2.76)          --          --            --          --
                                                                -------      -------     -------       -------     -------
   Total distributions ........................................   (3.69)       (0.07)      (0.26)        (0.29)      (0.03)
                                                                -------      -------     -------       -------     -------
   Net asset value, end of year ............................... $ 12.98      $ 20.83     $ 16.94       $ 16.36     $ 14.20
                                                                =======      =======     =======       =======     =======
Total return 2 ................................................  (24.34)%      23.5%        5.25%        17.48%      12.13%

Supplemental Data and Ratios:
   Net assets, end of year (000s) ............................. $14,185      $13,771     $12,187       $13,982     $12,930
Ratios to Average Daily Net Assets:
   Expenses (including expenses of the
      International Equity Portfolio)3 ........................    1.50%        1.50%       1.50%         1.50%       1.50%
   Net investment income ......................................    0.29%        0.75%       0.62%         1.18%       1.91%
   Portfolio turnover rate4 ...................................      17%5         18%         27%           21%         13%

-------------
1 The years ended  October  31,  2000,  1999,  1998,  1997 and 1996  include net realized currency gains (losses).
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory fees and reimbursement of expenses (Note 2),the ratio of expenses to average daily net assets would have been 3.66% (including expenses of the International Equity Portfolio), 3.10%, 2.78%, 2.24% and 2.30% for the years ended October 31, 2000, 1999, 1998, 1997 and 1996, respectively.
4 Beginning on February 29, 2000, the Flag Investors International Equity Fund became a feeder of the International Equity Portfolio and portfolio turnover rate was no longer applicable to the Fund.
5 Portfolio turnover is for the period 11/1/99 through 2/28/00.

SEE NOTES TO FINANCIAL STATEMENTS.

22-23

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             FOR THE PERIOD
                                                           FEBRUARY 29, 2000 1
                                                             TO OCTOBER 31,
------------------------------------------------------------------------------
                                                                  2000

Per Share Operating Performance:
   Net asset value, beginning of period ....................     $16.95
Income from Investment Operations
   Expenses in excess of income ............................      (0.04)
   Net realized and unrealized loss on investments .........      (4.04)
                                                                 ------
Total from investment operations ...........................      (4.08)
                                                                 ------
Other capital activity .....................................       0.26 2
Net asset value, end of period .............................     $13.13
                                                                 ======
Total return 3 .............................................     (22.54)%2,4
Supplemental Data and Ratios:
   Net assets, end of period (000s) ........................     $  728
   Ratios to Average Net Assets:
     Expenses (including expenses of the
        International Equity Portfolio) ....................       2.25%5,6
     Expenses in excess of income ..........................      (0.59)%5

----------
1 Commencement of operations.
2 Class B's performance  benefited from an accounting gain for the processing of certain as-of shareholder trades.
3 Total return excludes the effect of sales charge.
4 Cumulative total return since inception on February 29, 2000.
5 Annualized.
6 Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 4.37% (including expenses of the International Equity Portfolio) (annualized) for the eight months ended October 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIALHIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              FOR THE PERIOD
                                                            FEBRUARY 29, 2000 1
                                                              TO OCTOBER 31,
-------------------------------------------------------------------------------
                                                                   2000

Per Share Operating Performance:
   Net asset value, beginning of period ...........................   $16.95
Income from Investment Operations

   Expenses in excess of income ...................................    (0.03)
   Net realized and unrealized loss on investments ................    (4.03)
                                                                      ------
Total from investment operations ..................................    (4.06)
                                                                      ------
   Net asset value, end of period .................................   $12.89
                                                                      ======
Total return 2 ....................................................   (23.95)%3
Supplemental Data and Ratios:
   Net assets, end of period (000s) ...............................   $1,079
   Ratios to Average Net Assets:
     Expenses (including expenses of the
        International Equity Portfolio) ...........................     2.25%4,5
     Expenses in excess of income .................................    (0.50)%4

----------
1 Commencement of operations.
2 Total return excludes the effect of sales charge.
3 Cumulative total return since inception on February 29, 2000.
4 Annualized.
5 Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 4.30% (including expenses of the International Equity Portfolio) (annualized) for the eight months ended October 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                FOR THE PERIOD
                                                                JULY 31, 2000 1
                                                                TO OCTOBER 31,
-------------------------------------------------------------------------------
                                                                     2000

Per Share Operating Performance:
   Net asset value, beginning of period .........................    $14.52
Income from Investment Operations
   Net investment income ........................................        -- 2
   Net realized and unrealized loss on investments ..............     (1.61)
                                                                     ------
Total from investment operations ................................     (1.61)
                                                                     ------
Net asset value, end of period ..................................    $12.91
                                                                     ======
Total return ....................................................    (11.09)%3
Supplemental Data and Ratios:
   Net assets, end of period (000s) .............................     $  89
   Ratios to Average Net Assets:
     Expenses (including expenses of the
        International Equity Portfolio) .........................      1.25%4,5
     Net investment income ......................................      0.09%4

--------------
1 Commencement of operations.
2 Amount represents $0.003.
3 Cumulative total return since inception on July 31, 2000.
4 Annualized.
5 Without the waiver of advisory fees and reimbursement of expenses (Note 2), the ratio of expenses to average daily net assets would have been 4.00% (including expenses of the International Equity Portfolio) (annualized) for the three months ended October 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Series Funds, Inc. (the "Company"), is a Maryland Corporation. The Company began operations as a Massachusetts business trust on November 18, 1986, and reorganized as a Maryland corporation in 1993. The Company is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Flag Investors International Equity Fund ("Fund") is currently the only series fund offered to investors by the Company. On February 29, 2000 the Fund became a feeder of the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Investment Company Act of 1940. The Fund's objective, through its investment in the Portfolio, is to seek long-term capital appreciation, primarily through investments in stocks and other equity securities of companies in developed countries outside of the United States. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At October 31, 2000, the Fund's investment was less than 1.0% of the Portfolio.

     The  financial   statements  of  the  Portfolio,   including  the  Schedule
of Portfolio Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The Fund consists of four share classes: Class A Shares, which began operations November 18, 1986; Class B Shares, which began operations February 29, 2000; Class C Shares, which began operations February 29, 2000; and Institutional Shares, which began operations on July 31, 2000. All classes of shares have identical rights to earnings, assets, and voting privileges, except that each class has its own expenses and exclusive voting rights with respect to matters affecting it.

     The Class A, Class B, Class C and Institutional Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B and C Shares have a contingent deferred sales charge. In addition, the Class A Shares have a different distribution fee than the Class B and Class C Shares. The Institutional Shares have neither a front end sales charge, nor a distribution fee, nor a contingent deferred sales charge.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 1 (CONTINUED)

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States. These estimates affect: 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results.

     The Fund's significant accounting policies are:

     A. VALUATION OF SECURITIES -- Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B. INVESTMENT INCOME -- The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination. Net investment income is allocated daily to each class of shares based upon its relative proportion of net assets.

     C. DISTRIBUTIONS -- It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

     D. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     E. OTHER -- The Company accounts separately for the assets, liabilities and operations of each of its funds and each of its classes. Expenses directly attributable to each fund or class are charged to that fund or class, while expenses that are attributable to the Company or all classes within the Fund are allocated based on its respective average net assets.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTE 1 (CONCLUDED)

     The following significant accounting policies were applicable to the Fund for the period prior to February 29, 2000.

     A. VALUATION OF SECURITIES -- The Fund valued a portfolio security that was primarily traded on a national exchange by using the last price reported for the day. When the security was listed on more than one exchange, the Fund used the last price on the exchange where the security was primarily traded. If there were no sales or the security was not traded on a listed exchange, the Fund valued the security at the last bid price in the over-the-counter market. When a market quotation was not readily available, the Investment Advisor determined a fair value using procedures that the Board of Directors established and monitored. The Fund valued short-term obligations with maturities of 60 days or less at amortized cost which approximated fair market value.

     B. FOREIGN CURRENCY TRANSLATION -- The Fund's books and records were maintained in U.S. dollars. Transactions denominated in foreign currencies were recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that were denominated in foreign currencies were adjusted to reflect the current exchange rate. Transaction gains or losses that were a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions were reported in realized and unrealized gain or loss on investments for the current period.

              The Fund was authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts were not reflected in the Fund's financial statements. However, the net income or loss from these contracts was recorded from the contract's inception date. Premiums or discounts were amortized over the life of the contracts.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund used the trade date to account for security transactions and the specific identification cost method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income was recorded on an accrual basis. Dividend income and distributions to shareholders were recorded on the ex-dividend date.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Prior to February 29, 2000, Investment Company Capital Corp. ("ICCC"), an indirect wholly-owned subsidiary of Deutsche Bank AG, served as the investment advisor, and the Glenmede Trust Company served as sub-advisor, to the Fund. As compensation for its advisory services, the Fund paid ICCC an annual fee based on the average net assets of the Fund that was calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICCC paid Glenmede an annual fee based on the Fund's average daily net assets. The fee was calculated monthly and paid quarterly at the annual rate of 0.55%. On February 29, 2000, the Fund became a feeder of the InternationalEquity Portfolio, and subsequently investment advisory fees are now accounted for at the Portfolio level. Subsequent to February 29, 2000, Bankers Trust Company, an indirect wholly-owned subsidiary of Deutsche Bank AG, became the investment advisor and administrator to the Portfolio and ICCC became the Fund's administrator.

     ICCC is entitled to receive an annual fee, for providing administrative services to the Fund, that is calculated daily and paid monthly at an annual rate of 0.20%. For the year ended October 31, 2000,ICCC's fee was $29,856 of which $29,856 was payable at October 31, 2000.

     Certain officers and directors of the Fund are also officers or directors of the Fund's prior investment advisor and sub-advisor and the Fund's current administrator. These persons are not paid by the Fund for serving in these capacities.

     ICCC provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. For the year ended October 31, 2000, ICCC's fee was $32,583 of which $4,763 was payable at October 31, 2000.

     ICCC also provides transfer agent services to the Fund for which the Fund pays ICCC a per-account fee that is calculated and paid monthly. For the year ended October 31, 2000, ICCC's fee was $16,645 of which $2,406 was payable at October 31, 2000.

     Bankers Trust Company is the Fund's custodian. For the year ended October 31, 2000, Bankers Trust Company's fee was $5,020 of which $1,453 was payable at October 31, 2000.

     Bankers Trust Company and ICCC have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTE 2 (CONCLUDED)

Total Annual Fund Operating Expenses, including expenses of the Portfolio, do not exceed 1.50% for Class A Shares and 2.25% for each of the Class B and C Shares and 1.25% for the Institutional Shares. This agreement will continue until at least February 28, 2002, for Class A, Class B and Class C Shares and July 31, 2002 for the Institutional Shares, and may be extended.

     ICC Distributors, Inc., ("ICC Distributors"), a non-affiliated entity, provides distribution services to the Fund for which it is paid an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly, as a percentage of the Fund's average daily net assets, at an annual rate equal to 0.25% for Class A Shares, and 0.75% for Class B and Class C Shares. Class B and Class C Shares are also subject to a 0.25% shareholder servicing fee. No distribution fees are charged to the Institutional Shares.

     The Fund participates along with other Flag Investors Funds in a retirement plan for eligible Directors. For the year ended October 31, 2000, the actuarially computed pension expense allocated to the Fund was $348, and the accrued liability was $1,100.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 38 million shares of $.001 par value capital stock (10 million Class A, 2 million Class B, 15 million Class C, 10 million Institutional and 1 million undesignated).

                                                       CLASS A SHARES
                                           ------------------------------------
                                                 FOR THE            FOR THE
                                               YEAR ENDED         YEAR ENDED
                                            OCTOBER 31, 2000   OCTOBER 31, 1999
                                           -----------------   ----------------
   Shares sold ............................      598,681            482,274
   Shares issued to shareholders on
      reinvestment of dividends ...........      118,387              2,257
   Shares redeemed ........................     (285,104)          (542,832)
                                             -----------       ------------
   Net increase (decrease) in
      shares outstanding ..................      431,964            (58,301)
                                             ===========       ============
   Proceeds from sale of shares ...........  $10,308,265        $ 9,655,136
   Value of reinvested dividends ..........    2,098,197             40,630
   Cost of shares redeemed ................   (5,373,802)       (10,706,756)
                                             -----------       ------------
   Net increase (decrease) from capital
      share transactions ..................  $ 7,032,660       $ (1,010,990)
                                             ===========       ============

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
NOTE 3 (CONTINUED)

                                                              CLASS B SHARES
                                                            --------------------
                                                              FOR THE PERIOD
                                                            FEBRUARY 29, 2000 1
                                                            TO OCTOBER 31, 2000
                                                            --------------------
Shares sold ....................................................         80,221
Shares issued to shareholders on reinvestment of dividends .....             --
Shares redeemed ................................................        (24,797)
                                                                    -----------
Net increase in shares outstanding .............................         55,424
                                                                    ===========
Proceeds from sale of shares ...................................    $ 1,265,055
Value of reinvested dividends ..................................             --
Cost of shares redeemed ........................................       (383,148)
                                                                    -----------
Net increase from capital share transactions ...................    $   881,907
                                                                    ===========

                                                               CLASS C SHARES
                                                             -------------------
                                                               FOR THE PERIOD
                                                             FEBRUARY 29, 2000 1
                                                             TO OCTOBER 31, 2000
                                                             -------------------
Shares sold ....................................................         88,364
Shares issued to shareholders on reinvestment of dividends .....           --
Shares redeemed ................................................         (4,607)
                                                                    -----------
Net increase in shares outstanding .............................         83,757
                                                                    -----------
                                                                    -----------
Proceeds from sale of shares ...................................    $ 1,345,682
Value of reinvested dividends ..................................           --
Cost of shares redeemed ........................................        (67,201)
                                                                    -----------
Net increase from capital share transactions ...................    $ 1,278,481
                                                                    ===========
------------
1 Commencement of Operations.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

NOTE 3 (CONCLUDED)

                                                            INSTITUTIONAL SHARES
                                                            --------------------
                                                               FOR THE PERIOD
                                                               JULY 31, 20001
                                                             TO OCTOBER 31, 2000
                                                            --------------------
   Shares sold ...................................................     6,887
   Shares issued to shareholders on reinvestment of dividends ....        --
   Shares redeemed ...............................................        --
                                                                    --------
   Net increase in shares outstanding ............................     6,887
                                                                    ========
   Proceeds from sale of shares ..................................  $100,000
   Value of reinvested dividends .................................        --
   Cost of shares redeemed .......................................        --
                                                                    --------
   Net increase from capital share transactions ..................  $100,000
                                                                    ========

----------------
1 Commencement of Operations.

NOTE 4 -- FEDERAL INCOME TAX INFORMATION

     The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

     These book/tax differences are either temporary or permanent in nature.To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.Accordingly, permanent differences as of October 31, 2000 have been primarily attributable to partnership tax allocations, net operating losses, and foreign currency transactions, and have been reclassified to the following accounts:

                            UNDISTRIBUTED       ACCUMULATED
                           NET INVESTMENT       NETREALIZED       PAID-IN
FUND                        INCOME (LOSS)      GAINS (LOSSES)      CAPITAL
----                       --------------      --------------   ----------
Flag International Equity     $440,703         $(4,748,048)     $4,307,345

     On October 31, 2000, there was a tax capital loss carryforward available to offset future realized gains, of $1,675,477, of which $1,135,441 expires in 2008, and $540,036 which expires in 2001.

NOTE 5 -- INVESTMENTTRANSACTIONS

     Excluding short-term and US Government Obligations, purchases of investment securities aggregated $1,708,549 and sales of investment securities aggregated $13,342,61 for the period ended February 28, 2000.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Flag Investors Series Funds, Inc. and Shareholders of Flag Investors International Equity Fund

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Flag Investors International Equity Fund (one of the portfolios comprising Flag Investors Series Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2000 by correspondence with the transfer agent, provides a reasonable basis for our opinion. The statement of changes in net assets for the year endedOctober 31, 1999 and the financial highlights for each of the four years in the period ended October 31, 1999, were audited by other independent accountants whose report dated December 3, 1999, expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP
Baltimore,Maryland
December 20, 2000

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
FOR THE TAX YEAR ENDED OCTOBER 31, 2000

     The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     During the year ended October 31, 2000, the Fund received income from foreign sources in the amount of $227,008 or $0.183 per share.The Fund has paid foreign taxes in the amount of $22,887 or $0.019 per share. Such amounts are eligible for the foreign tax credit. You should consult your tax advisor relating to the appropriate treatment of foreign taxes paid.

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
SHAREHOLDER MEETING (UNAUDITED)

     A Special Meeting of Shareholders of the Flag Investors International Equity Fund, Inc. (the "Special Meeting") was held on February 16, 2000, at which time shareholders voted to elect the Board of Directors. Shareholders also voted to approve the reorganization of the Fund's structure with modifications to the Fund's investment objective and certain fundamental investment policies.

     The results of the shareholder voting at the Special Meeting are as follows:

                                                                      Withheld/
  Proposal                                      For        Against     Abstain
--------------------------------------------------------------------------------
  Elect Truman T. Semans                      390,262       2,058
--------------------------------------------------------------------------------
  Elect Richard A. Burt                       391,009       1,311
--------------------------------------------------------------------------------
  Elect Richard T. Hale                       391,009       1,311
--------------------------------------------------------------------------------
  Elect Joseph R. Hardiman                    391,009       1,311
--------------------------------------------------------------------------------
  Elect Louis E. Levy                         390,262       2,058
--------------------------------------------------------------------------------
  Elect Eugene J. McDonald                    389,590       2,730
--------------------------------------------------------------------------------
  Elect Rebecca W. Rimel                      390,262       2,058
--------------------------------------------------------------------------------
  Elect Robert H. Wadsworth                   391,009       1,311
--------------------------------------------------------------------------------
  Approve reorganization of the
     Fund's structure with
     modifications to the Fund's
     investment objective and certain
     fundamental investment policies.         384,095       5,890       2,335
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                               October 31, 2000

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
INVESTMENTS IN UNAFFILIATED ISSUERS
COMMON STOCKS -- 95.24%
AUSTRALIA -- 2.02%
   848,383  Brambles Industries Ltd.
              (Industrials) .............$  21,988,386
   771,972  News Corporation Ltd. ADR
              (Consumer Discretionary) ..   28,952,162
 4,355,240  Qantas Airways Ltd.2
              (Industrials) .............    8,756,090
                                         -------------
                                            59,696,638
                                         -------------
BRAZIL -- 0.94%
   601,720  Petroleo Brasileiro SA ADR 1
              (Energy) ..................   17,487,487
   469,808  Tele Norte Leste Participacoes
              ADR (Telecommunication
              Services) .................   10,394,502
                                         -------------
                                            27,881,989
                                         -------------
CANADA -- 5.82%
 2,001,268  Bombardier Inc. "B"
              (Industrials) .............   31,383,734
   173,900  C-Mac Industries Inc.1
              (Information Technology) ..    9,651,450
   284,100  Canada Life Financial Corp.
              (Financials) ..............    6,622,395
   383,679  Celestica Inc.1 (Information
              Technology) ...............   27,333,218
   684,025  Manulife Financial Corp.
              (Financials) ..............   17,736,218
   704,859  Nortel Networks Corp.
              (Information Technology) ..   31,891,441
   235,900  Seagram Co. Ltd.
              (Consumer Discretionary) ..   13,475,787
 1,658,251  Sun Life Financial Services 1
              (Financials) ..............   34,202,249
                                         -------------
                                           172,296,492
                                         -------------
CHINA -- 0.79%
   427,046  China Unicom ADR 1
              (Telecommunication
              Services) .................    8,754,443
69,759,700  PetroChina Co. Ltd., H
              (Energy) ..................   14,669,600
                                         -------------
                                            23,424,043
                                         -------------
FINLAND -- 0.62%
   429,904  Nokia OYJ ADR
              (Information Technology) ..   18,378,396
                                         -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)                   October 31, 2000

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (continued)

FRANCE -- 13.70%
   397,207  Alcatel 2 (Information
              Technology) ............... $ 24,566,873
    71,160  Altran Technologies SA
              (Information Technology) ..   14,530,707
   863,331  Aventis SA (Health Care) ....   62,202,847
   320,601  AXA 2 (Financials) ..........   42,393,910
   446,280  Banque Nationale de Paris
              (Financials) ..............   38,433,960
   295,005  Business Objects SA ADR 1
              (Information Technology) ..   23,245,472
   331,930  Christian Dior
              (Consumer Discretionary) ..   16,853,392
   140,300  France Telecom SA
              (Telecommunications
              Services) .................   14,651,510
   606,630  Societe Generale -- A
              (Financials) ..............   34,400,441
   339,758  STMicroelectronics NV
              (Information Technology) ..   17,646,181
   231,162  Suez Lyonnaise des Eaux
              (Utilities) ...............   35,230,608
   452,598  Total Fina Elf (Energy) .....   64,682,114
   233,425  Vivendi SA (Utilities) ......   16,758,872
                                         -------------
                                           405,596,887
                                         -------------
GERMANY -- 5.61%
    96,300  Comverse Technology Inc.1
              (Information Technology) ..   10,761,525
   845,018  Deutsche Lufthansa
              (Industrials) .............   16,689,214
   623,230  Dresdner Bank AG
              (Financials) ..............   25,859,198
   911,140  E.ON AG (Utilities) .........   46,262,164
   217,390  Epcos AG 1 (Information
              Technology) ...............   16,492,124
   386,940  Intershop Communications AG 1,2
              (Information Technology) ..   16,727,376
    51,963  Muenchener Rueckversicherungs-
              Gesellschaft AG
              (Financials) ..............   16,385,178
     5,027  Porsche AG Pfd.
              (Consumer Discretionary) ..   16,831,390
                                         -------------
                                           166,008,169
                                         -------------
38

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (continued)

HONG KONG -- 2.88%
 4,778,200  China Telecom Ltd.1
              (Telecommunication
              Services) .................   30,787,201
 1,882,800  HSBC Holdings PLC 2
              (Financials) ..............   26,194,116
 1,947,330  Hutchison Whampoa
              (Financials) ..............   24,157,965
 2,869,500  MTR Corp.1 (Industrials) ....    4,249,698
                                         -------------
                                            85,388,980
                                         -------------
HUNGARY -- 0.29%
   185,280  OTP Bank Rt (Financials) ....$   8,583,428
                                         -------------
INDIA -- 0.00%
        50  Niit Ltd. (Information
              Technology) ...............        1,683
                                         -------------
IRELAND -- 4.68%
 5,855,616  Bank of Ireland
              (Financials) ..............   45,068,431
 2,376,131  CRH PLC (Materials) .........   36,012,386
 1,106,790  Elan Corp. PLC ADR 1,2
              (Health Care) .............   57,483,906
                                         -------------
                                           138,564,723
                                         -------------
ITALY -- 8.69%
   769,100  Assicurazioni Generali
              (Financials) ..............   25,262,046
 2,280,170  Banca Intesa SPA
              (Financials) ..............    9,451,268
 9,306,744  ENI SPA (Energy) ............   50,330,640
 3,230,849  Riunione Adriatica di
              Sicurta SPA
              (Financials) ..............   42,366,343
 2,001,370  Saipem (Energy) .............   10,416,211
 1,879,600  San Paolo -- IMI SPA 1
              (Financials) ..............   30,430,761
 3,803,609  Telecom Italia SPA
              (Telecommunication
              Services) .................   44,009,104
 8,864,634  Unicredito Italiano SPA 2
              (Financials) ..............   45,084,376
                                         -------------
                                           257,350,749
                                         -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)                   October 31, 2000

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (continued)

JAPAN -- 9.53%
   303,500  Fanuc Ltd. (Industrials) ....   27,240,602
 1,514,000  Fujitsu Ltd.2 (Information
              Technology) ...............   26,955,914
     1,623  Nippon Telegraph & Telephone
              Corp. (Telecommunication
              Services) .................   14,760,453
 1,506,000  Nissan Motor Co. Ltd.1
              (Consumer Discretionary) ..   10,330,913
   818,000  Pioneer Corp.2
              (Consumer Discretionary) ..   25,322,229
   102,644  Rohm Company Industries
              (Information Technology) ..   25,861,641
   161,600  Sony Corp.2
              (Consumer Discretionary) ..   12,905,944
   985,900  Takeda Chemical Industries Ltd.
              (Health Care) .............   64,922,268
 1,379,000  The Furukawa Electric Co. Ltd.2
              (Industrials) .............   36,247,503
 5,293,000  Toshiba Corporation
              (Information Technology) ..   37,811,893
                                         -------------
                                           282,359,360
                                         -------------
NETHERLANDS -- 11.48%
 1,533,997  ABN Amro Holdings NV 2
              (Financials) ..............$  35,497,777
 1,969,748  Buhrmann NV (Industrials) ...   53,762,635
   911,610  Fortis (NL) NV (Financials) .   27,817,980
   677,070  Hagemeyer NV (Consumer
              Discretionary) ............   15,983,533
 1,117,640  ING Groep NV (Financials) ...   76,660,530
 1,911,835  Koninklijke Ahold NV 2
              (Consumer Staples) ........   55,471,679
   472,554  Koninklijke Numico NV 2
              (Consumer Staples) ........   22,070,748
 1,343,587  Phillips Electronics NV 2
              (Consumer Discretionary) ..   52,741,755
                                         -------------
                                           340,006,637
                                         -------------
NORWAY -- 0.18%
   393,860  Petroleum Geo-Services ASA 1,2
              (Energy) ..................    5,420,761
                                         -------------
40

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (continued)

POLAND -- 0.44%
   276,168  Bank Pekao 144a 3
              (Financials) ..............    2,782,393
 2,058,291  Telekomunikacja Polska SA GDR
              Rule 144A 3 (Telecommunication
              Services) .................   10,239,998
                                         -------------
                                            13,022,391
                                         -------------
SINGAPORE -- 0.57%
 1,426,000  DBS Group Holdings Ltd.
              (Financials) ..............   16,815,109
                                         -------------
SOUTH KOREA -- 0.64%
   282,600  Korea Electric Power Corp.
              (Utilities) ...............    6,310,580
   345,972  Korea Telecom Corp ADR 1
              (Telecommunication
              Services) .................   12,757,718
                                         -------------
                                            19,068,298
                                         -------------
SPAIN -- 4.36%
 2,191,194  Altadis SA 2 (Consumer
              Staples) ...................  32,782,309
 2,546,696  Banco Bilbao Vizcaya Argenta
              (Financials) ...............  33,891,498
 1,195,950  Banco Popular Espanol
              (Financials) ...............  35,734,372
 1,398,013  Telefonica SA 1
              (Telecommunication
              Services) ..................  26,627,371
                                         -------------
                                           129,035,550
                                         -------------
SWITZERLAND -- 3.49%
    17,946  Nestle SA (Consumer
              Staples) ..................$  37,177,803
     3,152  Roche Holding AG --
              Genusscheine
              (Health Care) .............   28,783,867
     6,292  Schweizerische
              Ruckversicherungs-
              Gesellschaft (Financials) .   12,404,942
     9,621  Serono SA 2 (Health Care) ...    8,652,070
    33,629  Zurich Financial Services Group
              (Financials) ..............   16,271,328
                                         -------------
                                           103,290,010
                                         -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)                   October 31, 2000

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (continued)

TAIWAN -- 0.31%
 5,178,600  United Microelectronics Corp.
              (Information Technology) ..    9,121,792
                                         -------------
TURKEY -- 0.22%
75,792,021  Yapi Ve Kredi Bankasi
              (Financials) ..............    6,548,994
                                         -------------
UNITED KINGDOM -- 17.98%
 7,151,617  BAE Systems PLC
              (Industrials) .............   40,812,540
 1,627,960  Barclays PLC (Financials) ...   46,570,058
   466,136  BP Amoco PLC ADR (Energy) ...   23,743,803
 1,310,520  British Telecommunications PLC
              (Telecommunications
              Services) .................   15,395,330
 1,383,770  Celltech Group PLC 1
              (Healthcare) ..............   27,689,171
 1,339,190  Energis PLC
              (Telecommunications
              Services) .................   11,424,755
 1,471,620  Glaxo Wellcome PLC
              (Health Care) .............   42,332,799
 1,029,520  Logica PLC (Information
              Technology) ...............   30,198,334
 4,256,560  Reckitt Benckiser PLC (Consumer
              Staples) ..................   56,092,167
 2,764,621  Royal Bank of Scotland 1
              (Financials) ..............    3,271,825
 2,813,691  Royal Bank of Scotland Group PLC
              (Financials) ..............   63,288,477
 7,964,355  Shell Transport & Trading Co. PLC
              (Energy) ..................   64,186,016
25,741,535  Vodafone Group PLC
              (Telecommunications
              Services) .................  107,372,064
                                         -------------
                                           532,377,339
                                         -------------
TOTAL COMMON STOCKS
   (Cost $2,629,124,487) ................2,820,238,418
                                         -------------
42

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
OPTION -- 0.42%
133,000,000  Euro FX Nov 00.86
              (Strike Price of
              .86 and Expiration
              11/27/00) .................$   3,305,981
 66,022,587  Japan Bank Index Option
              (Strike Price of 74.1477 and
              Expiration 3/9/01) ........    3,021,194
 66,022,587  Japan Bank Index Option
              (Strike Price of 78.0649 and
              Expiration 3/9/01) ........    3,182,289
    665,081  Nikkei 225 Index (Options on
              Nikkei Exchange with Strike
              Price of 153.39 and
              Expiration 12/8/00) .......      142,992
    763,906  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              154.2354 and Expiration
              12/8/00) ..................       98,162
    462,714  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              155.9718 and Expiration
              12/8/00) ..................       40,719
    620,685  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              156.9378 and Expiration
              12/8/00) ..................       44,131
    679,309  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              174.1110 and Expiration
              12/8/00) ..................          679
      7,774  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              177.034 and Expiration
              12/8/00) ..................       10,054
    725,546  Nikkei 225 Index (Options on Nikkei
              Exchange with Strike Price of
              147.5900 and Expiration
              3/8/01) ...................    2,540,937
                                         -------------
TOTAL OPTION
   (Cost $39,443,304) ...................   12,387,138
                                         -------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $2,668,567,791) ................2,832,625,556
                                         -------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS (CONCLUDED)                   October 31, 2000

    SHARES           SECURITY                    VALUE
--------------------------------------------------------------------------------
INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES
SHORT-TERM INSTRUMENTS -- 6.87%
MUTUAL FUNDS -- 6.87%
203,485,701 Cash Management
              Institutional ............$  203,485,701
                                        --------------
TOTAL SHORT-TERM INSTRUMENTS
   (Cost $203,485,701) .................   203,485,701
                                        --------------
TOTAL INVESTMENTS
   (Cost $2,872,053,492) .......102.53%  3,036,111,257

LIABILITIES IN EXCESS
  OF OTHER ASSETS .............. (2.53)    (74,791,610)
                                ------  --------------
NET ASSETS .....................100.00% $2,961,319,647
                                ======  ==============

----------
1 Non-income producing security.
2 Securities on loan.
3 This security may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

Abbreviations
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS
44

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION                                        OCTOBER 31, 2000
                                            (AS A PERCENT OF
                                           TOTAL INVESTMENTS
                                            IN THE PORTFOLIO)
                                          -------------------
Financials ...................................  30.15%
Information Technology .......................  12.10
Telecommunications Services ..................  10.89
Health Care ..................................  10.36
Energy .......................................   8.90
Industrials ..................................   8.55
Consumer Staples .............................   7.22
Consumer Discretionary .......................   6.85
Utilities ....................................   3.70
Materials ....................................   1.28
                                               ------
                                               100.00%
                                               ======

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              45

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                                  OCTOBER 31,
-----------------------------------------------------------------------------------------------
                                                                                     2000
Assets
   Investments in unaffiliated issuers, at value (cost $2,668,567,791) ........  $2,832,625,556
   Investments in affiliated investment companies, at value (cost $203,485,701)     203,485,701
                                                                                 --------------
Total investments, at value ...................................................   3,036,111,257
   Cash 1 .....................................................................      26,626,119
   Receivable for securities sold .............................................      62,954,505
   Collateral under securities lending agreements .............................     111,939,340
   Unrealized appreciation on forward foreign currency contracts ..............       5,325,983
   Dividends and interest receivable ..........................................       2,180,936
   Receivable for foreign taxes withheld ......................................       4,439,306
   Receivable for shares of beneficial interest subscribed ....................      11,185,345
   Prepaid expenses and other .................................................          61,999
                                                                                 --------------
Total assets ..................................................................   3,260,824,790
                                                                                 --------------
Liabilities
   Payable for options sold (cost $1,323,350) .................................       1,652,991
   Payable for securities purchased ...........................................     179,104,308
   Payable for collateral under securities lending agreements .................     111,939,340
   Unrealized depreciation on forward foreign currency contracts ..............       5,096,089
   Payable for shares of beneficial interest redeemed .........................           4,228
   Due to Bankers Trust .......................................................       1,690,751
   Accrued expenses and other .................................................          17,436
                                                                                 --------------
Total liabilities .............................................................     299,505,143
                                                                                 --------------
Net assets ....................................................................  $2,961,319,647
                                                                                 ==============
Composition of Net Assets
   Paid-in capital ............................................................  $2,798,983,614
   Net unrealized appreciation on investments and foreign currencies ..........     162,336,033
                                                                                 --------------
Net Assets ....................................................................  $2,961,319,647
                                                                                 ==============

-------
1 Includes foreign cash of $25,078,895 with a cost of $25,167,979.

SEE NOTES TO FINANCIAL STATEMENTS.
46

INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                                   FOR THE
                                                                                  YEAR ENDED
                                                                                  OCTOBER 31,
-----------------------------------------------------------------------------------------------
                                                                                     2000
Investment Income
   Dividends (net of foreign withholding tax of $4,159,803) ....................  $  49,346,482
   Interest ....................................................................        557,607
   Securities lending income ...................................................      1,864,852
                                                                                  -------------
Total investment income ........................................................     51,768,941
                                                                                  -------------
Expenses
   Advisory fees ...............................................................     23,413,787
   Administration and services fees ............................................      5,427,579
   Professional fees ...........................................................         82,222
   Trustees fees ...............................................................          5,375
   Printing and shareholder reports ............................................            823
   Miscellaneous ...............................................................         71,317
                                                                                  -------------
Total expenses .................................................................     29,001,103
Less: fee waivers or expense reimbursements ....................................     (3,779,381)
                                                                                  -------------
Net expenses ...................................................................     25,221,722
                                                                                  -------------
Net investment income ..........................................................     26,547,219
                                                                                  -------------
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
   Transactions
   Net realized gain (loss) from:
     Investment transactions ...................................................    422,025,517
     Option transactions .......................................................    (14,932,190)
     Foreign futures transactions ..............................................    (28,337,693)
     Foreign currency transactions .............................................     (4,969,209)
     Forward foreign currency transactions .....................................     26,331,329
   Net change in unrealized appreciation/depreciation on
     investments and foreign currencies ........................................   (327,798,168)
                                                                                  -------------
Net realized and unrealized gain on investments and foreign currencies .........     72,319,586
                                                                                  -------------
Net increase in net assets from operations .....................................  $  98,866,805
                                                                                  =============

SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              47

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   FOR THE       FOR THE PERIOD       FOR THE
                                                  YEAR ENDED    OCTOBER 1, 1999     YEAR ENDED
                                                 OCTOBER 31,     TO OCTOBER 31,    SEPTEMBER 30,
------------------------------------------------------------------------------------------------
                                                     2000             1999 1             1999
Increase (Decrease) in Net Assets from:
Operations
   Net investment (expenses in excess of)
     income ...............................  $    26,547,219   $      (323,887)  $    26,238,345
   Net realized gain (loss) from investment
     and foreign currency transactions ....      400,117,754        (9,960,988)        4,300,697
   Net change in unrealized appreciation/
     depreciation on investments and
     foreign currencies ...................     (327,798,168)      146,111,035       345,753,008
                                             ---------------   ---------------   ---------------
Net increase in net assets from operations        98,866,805       135,826,160       376,292,050
                                             ---------------   ---------------   ---------------
Capital Transactions
   Proceeds from capital invested .........    6,227,652,526       340,860,574     3,135,914,534
   Value of capital withdrawn .............   (6,382,560,518)     (357,182,232)   (2,446,602,079)
                                             ---------------   ---------------   ---------------
Net increase (decrease) in net assets from
   capital transactions ...................     (154,907,992)      (16,321,658)      689,312,455
                                             ---------------   ---------------   ---------------
Total increase (decrease) in net assets ...      (56,041,187)      119,504,502     1,065,604,505
Net Assets
   Beginning of period ....................    3,017,360,834     2,897,856,332     1,832,251,827
                                             ---------------   ---------------   ---------------
   End of period ..........................  $ 2,961,319,647   $ 3,017,360,834   $ 2,897,856,332
                                             ===============   ===============   ===============

-----------
1 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

SEE NOTES TO FINANCIAL STATEMENTS.
48

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

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          FOR THE         FOR THE
                                             YEAR          PERIOD
                                            ENDED    OCT. 1, 1999                 FOR THE YEARS ENDED SEPTEMBER 30,
                                         OCT. 31,     TO OCT. 31,       -------------------------------------------
                                             2000          1999 2         1999          1998        1997       1996
Supplemental Data and Ratios:
   Net assets, end of period
     (000s omitted) ................... $2,961,320     $3,017,361   $2,897,856    $1,832,252    $572,405   $164,813
   Ratios to average net assets:
     Net investment (expenses
        in excess of) income ..........       0.74%         (0.13)%1      1.00%         1.52%       1.35%      1.76%
     Expenses after waivers ...........       0.70%          0.70%1       0.70%         0.66%       0.65%      0.65%
     Expenses before waivers ..........       0.80%          0.83%1       0.80%         0.81%       0.82%      0.85%
   Portfolio turnover rate ............        140%             5%         106%           65%         63%        68%

---------
1 Annualized.
2 On September 8, 1999, the Board of Trustees approved the change of the fiscal year end from September 30 to October 31.

SEE NOTES TO FINANCIAL STATEMENTS.
50-51

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     A. ORGANIZATION -- The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized as an unincorporated trust under the laws of New York and began operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

     B. VALUATION OF SECURITIES -- The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the securities traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

     C. SECURITIES TRANSACTIONS AND INTEREST INCOME -- Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

              All of the net investment income and realized and unrealized gains and losses from the securities and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

     D. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in US dollars. All assets and liabilities initially expressed in foreign currencies are converted into US dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
52

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
NOTE 1 (CONTINUED)

     E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net US dollar value of foreign currencies underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Assets and Liabilities may arise due to changes in the value of the foreign currencies or if the counterparty does not perform under the contract.

     F. OPTION CONTRACTS -- Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     G. FUTURES CONTRACTS -- The Portfolio may enter into financial futures contracts, which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying securities, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

              Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 1 (CONCLUDED)

     H. FEDERAL INCOME TAXES -- The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

     I. SECURITY LOANS -- The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     J. ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- FEES AND TRANSACTIONS WITH AFFILIATES

     The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative and custody services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

     The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets.

     Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Portfolio, through February 28, 2002, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTE 2 (CONCLUDED)

     The Portfolio may invest in Cash Management Institutional ("Cash Management"), an open-end management investment company managed by Bankers Trust. Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from Cash Management to the Portfolio for the year ended October 31, 2000, amounted to $8,717,662 and are included in dividend income.

     At October 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 27, 2001. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the year ended October 31, 2000.

     The  Portfolio  may  use  cash  collateral  from  its  securities   lending
transactions, described in Note 1.I. to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

     For the year ended October 31, 2000, affiliates of Deutsche Bank AG received $80,614 in brokerage commissions from the Portfolio as a result of executing agency transactions in portfolio securities.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2000, were $4,715,457,241 and $4,888,426,453, respectively.

     For Federal income tax purposes, the tax basis of investments held at October 31, 2000, was $2,886,184,610. The aggregate gross unrealized appreciation for all investments at October 31, 2000, was $268,397,859 and the aggregate gross unrealized depreciation for all investments was $118,800,853.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4 -- OPEN FORWARD FOREIGN CURRENCY CONTRACTS

     On October 31, 2000 the Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                    NET UNREALIZED
                                                                                                     APPRECIATION/
                                                                                       CONTRACT       DEPRECIATION
CONTRACTS TO DELIVER                  IN EXCHANGE FOR      SETTLEMENT DATE          VALUE (US$)              (US$)
---------------------------------------------------------------------------------------------------------------------
SALES

---------------------------------------------------------------------------------------------------------------------
British Pound       3,580,000    US Dollar    $ 5,196,800       11/2/00            $ 5,198,522          $   (1,722)
Hong Kong Dollar    6,700,000    US Dollar        859,018       11/1/00                859,102                 (83)
Hong Kong Dollar    6,781,000    US Dollar        869,448       11/2/00                869,488                 (40)
Japanese Yen    7,316,741,250    US Dollar     68,250,000      11/16/00             67,011,544           1,238,456
Japanese Yen   14,830,042,500    US Dollar    138,469,118      11/16/00            135,823,314           2,645,804
---------------------------------------------------------------------------------------------------------------------
                                                                                   Total Sales          $3,882,415
---------------------------------------------------------------------------------------------------------------------
PURCHASES
---------------------------------------------------------------------------------------------------------------------
Swiss Franc        38,822,000    US Dollar   $ 21,480,662       11/1/00           $ 21,590,748         $   110,086
Swiss Franc        12,901,000    US Dollar      7,171,206       11/2/00              7,174,855               3,649
Swiss Franc       113,738,625    US Dollar     65,000,000      11/16/00             63,255,422          (1,744,578)
Swiss Franc       113,723,350    US Dollar     65,000,000      11/16/00             63,246,927          (1,753,073)
Swiss Franc       114,236,850    US Dollar     65,000,000      11/16/00             63,532,508          (1,467,492)
Swiss Franc       116,678,900    US Dollar     65,000,000      11/16/00             64,890,648            (109,352)
Euro                3,000,000    US Dollar      2,529,600       11/1/00              2,542,935              13,335
Euro               25,000,000    US Dollar     21,190,000       11/2/00             21,191,125               1,125
Euro               77,325,581    US Dollar     64,276,889      11/29/00             65,544,642           1,267,753
British Pound       2,100,000    US Dollar      3,010,140       11/1/00              3,049,412              39,272
British Pound       8,060,000    US Dollar     11,716,016       11/3/00             11,703,934             (12,082)
BritishPound        9,620,000    US Dollar     13,962,709       11/6/00             13,969,212               6,503
Japanese Yen      357,347,000    US Dollar      3,280,218       11/1/00              3,272,820              (7,399)
Japanese Yen       68,997,000    US Dollar        632,188       11/2/00                631,920                (268)
---------------------------------------------------------------------------------------------------------------------
                                                                               Total Purchases         $(3,652,521)
---------------------------------------------------------------------------------------------------------------------
                                                                 Total Unrealized Appreciation         $   229,894
---------------------------------------------------------------------------------------------------------------------

NOTE 5 -- CALL AND PUT OPTIONS

     Call and Put Options written and related premiums received during the period were as follows:

                                                           CALLS -- ACTUAL                         PUTS -- ACTUAL
-----------------------------------------------------------------------------------------------------------------
                                           CONTRACTS              PREMIUMS           CONTRACTS           PREMIUMS
-----------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 1999          8,643             7,766,496                  --                 --
Options written                            5,116,964            65,675,821           1,878,372         13,155,196
Options closed                              (581,977)          (11,886,877)           (644,972)        (6,492,491)
Options expired                             (416,969)          (21,962,366)           (413,800)          (359,775)
Options exercised                            (69,600)             (675,120)           (620,100)        (4,454,230)
-------------------------------------------------------------------------------------------------------------------
Options outstanding, October 31, 2000      4,057,061            38,917,954             199,500          1,848,700
-------------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

NOTE 6 -- LENDING OF PORTFOLIO SECURITIES

     The Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% of the current market value of the loaned securities for domestic and international securities, respectively.

     At October 31, 2000

        MARKET VALUE     MARKET VALUE    % OF PORTFOLIO
OF LOANED SECURITIES    OF COLLATERAL           ON LOAN
--------------------    -------------    --------------
        $106,043,552     $111,939,340              3.74

NOTE 7 -- RISKS OF INVESTING IN FOREIGN SECURITIES

     The  Portfolio  invests in foreign  securities.  Investing in securities of
foreign   companies  and  foreign   governments   involves   special  risks  and
considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies and future adverse political and economic developments. Lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Holders of Beneficial Interest of
International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity Portfolio (hereafter referred to as the "Portfolio") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 20, 2000

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
                      [THIS PAGE INTENTIONALLY LEFT BLANK]

FLAG INVESTORS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    CHAIRMAN

                               CARL W. VOGT, ESQ.
                                    PRESIDENT

                                 RICHARD R. BURT
                                    DIRECTOR

                                 RICHARD T.HALE
                                    DIRECTOR

                               JOSEPH R. HARDIMAN
                                    DIRECTOR

                                  LOUIS E. LEVY
                                    DIRECTOR

                               EUGENE J. MCDONALD
                                    DIRECTOR

                                 REBECCA W.RIMEL
                                    DIRECTOR

                               ROBERT H. WADSWORTH
                                    DIRECTOR

                                CHARLES A. RIZZO
                                    TREASURER

                                  AMY M. OLMERT
                                    SECRETARY

                                DANIEL O. HIRSCH
                               ASSISTANT SECRETARY

INVESTMENT OBJECTIVE
A mutual fund seeking long-term growth of capital primarily through investment in stocks and other equity securities of companies in developed countries located outside of the United States.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                 [LOGO OMITTED]
                                 FLAG INVESTORS
                 INVESTING WITH A DIFFERENCE(REGISTRATION MARK)

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund

                                    Top 50 US
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                          Managed Municipal Fund Shares
                         Short-Intermediate Income Fund
                      Total Return US Treasury Fund Shares

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                 INTLANN (12/00)